                                                                     EXHIBIT 1.4







                             NORTEL NETWORKS LIMITED

                                       AND

                       NORTEL NETWORKS CAPITAL CORPORATION

                                   as Issuers,

                             NORTEL NETWORKS LIMITED

                                  as Guarantor,

                                       AND

                                 CITIBANK, N. A.

                                   as Trustee


                       ----------------------------------


                                    INDENTURE

                          DATED AS OF DECEMBER 15, 2000

                       ----------------------------------

                             NORTEL NETWORKS LIMITED
                       NORTEL NETWORKS CAPITAL CORPORATION
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                    INDENTURE, DATED AS OF DECEMBER 15, 2000


TRUST INDENTURE ACT SECTION                                               INDENTURE SECTION

         310(a)(1).......................................................       609
             (a)(2)......................................................       609
             (a)(3)......................................................       Not Applicable
             (a)(4)......................................................       Not Applicable
             (b).........................................................       609
             (c).........................................................       Not Applicable
         311(a)..........................................................       610
             (b).........................................................       610
         312(a)..........................................................       701
             (b).........................................................       701(b)
             (c).........................................................       701(c)
         313(a)..........................................................       702(a)
             (b).........................................................       702(a)
             (c).........................................................       702(a)
             (d).........................................................       702(b)
         314(a)..........................................................       703(b)
             (b).........................................................       Not Applicable
             (c)(1)......................................................       102
             (c)(2)......................................................       102
             (c)(3)......................................................       Not Applicable
             (d).........................................................       Not Applicable
             (e).........................................................       102
         315(a)..........................................................       601(b)
             (b).........................................................       605
             (c).........................................................       601(a)
             (d).........................................................       601(c)
             (d)(1)......................................................       601(b)
             (d)(2)......................................................       601(c)(2)
             (d)(3)......................................................       601(c)(3)
             (e).........................................................       511
         316(a)(1)(A)....................................................       506(a)(1)
             (a)(1)(B)...................................................       506(a)(2)
                                                                                503(a)
             (a)(2)......................................................       Not Applicable
             (b).........................................................       508
         317(a)(1).......................................................       509
             (a)(2)......................................................       510
             (b).........................................................       1003
         318(a)..........................................................       107

----------
[FN]
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                      (i)

                                TABLE OF CONTENTS


                                                                             PAGE

PARTIES     ...................................................................1
RECITALS    ...................................................................1



                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions.......................................................1

             (1)  "Act"........................................................1

             (2)  "Affiliate"..................................................1

             (3)  "Authorized Newspaper".......................................2

             (4)  "Authorized Officers"........................................2

             (5)  "Board of Directors".........................................2

             (6)  "Board Resolution"...........................................2

             (7)  "Business Day"...............................................2

             (8)  "Commission".................................................2

             (9)  "Components".................................................2

             (10) "Consolidated Net Tangible Assets"...........................3

             (11) "Conversion Date"............................................3

             (12) "Corporate Trust Office".....................................3

             (13) "corporation"................................................3

             (14) "Corporation"................................................3

             (15) "Corporation Debt Securities"................................3

             (16) "Debt Securities"............................................3

             (17) "Defaulted Interest".........................................3

             (18) "Depositary".................................................3

             (19) "Dollar" or "$"..............................................3

             (20) "Event of Default"...........................................3

             (21) "Exchange Act"...............................................4

             (22) "Exchange Rate"..............................................4

             (23) "Exchange Rate Officers' Certificate"........................4

             (24) "Finance Subsidiary".........................................5


                                      (ii)
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                                TABLE OF CONTENTS


                                                                             PAGE
             (25) "Foreign Currency"...........................................5

             (26) "Funded Debt"................................................5

             (27) "Global Security"............................................5

             (28) "Guarantee"..................................................5

             (29) "Guaranteed Debt Securities".................................5

             (30) "Guarantor"..................................................5

             (31) "Guarantor Request" and "Guarantor Order"....................5

             (32) "Holder".....................................................5

             (33) "Indenture"..................................................5

             (34) "interest"...................................................6

             (35) "Interest Payment Date"......................................6

             (36) "Issuer Request" and "Issuer Order"..........................6

             (37) "Issuer" and "Issuers".......................................6

             (38) "Lien".......................................................6

             (39) "Maturity"...................................................6

             (40) "Nortel Networks"............................................6

             (41) "Officers' Certificate"......................................6

             (42) "Opinion of Counsel".........................................6

             (43) "Original Issue Discount Security"...........................7

             (44) "Outstanding"................................................7

             (45) "Paying Agent"...............................................7

             (46) "Person".....................................................7

             (47) "Place of Payment"...........................................8

             (48) "Predecessor Security".......................................8

             (49) "Purchase Money Lien"........................................8

             (50) "Redemption Date"............................................8

             (51) "Redemption Price"...........................................8

             (52) "Regular Record Date"........................................8

             (53) "Responsible Officer"........................................8

             (54) "Restricted Subsidiary"......................................9

             (55) "Security Register" and "Security Registrar".................9

             (56) "Special Record Date"........................................9

                                     (iii)
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                                TABLE OF CONTENTS


                                                                            PAGE
             (57) "Stated Maturity Date"......................................9

             (58) "Subsidiary"................................................9

             (59) "Trust Indenture Act".......................................9

             (60) "Trustee"...................................................9

Section 102. Compliance Certificates and Opinions.............................9

Section 103. Form of Documents Delivered to Trustee..........................10

Section 104. Acts of Holders.................................................10

Section 105. Notices, etc., to Trustee, Corporation, Finance Subsidiary and
             Guarantor.......................................................11

Section 106. Notice to Holders; Waiver.......................................12

Section 107. Conflict with Trust Indenture Act...............................12

Section 108. Effect of Headings and Table of Contents........................13

Section 109. Successors and Assigns..........................................13

Section 110. Separability Clause.............................................13

Section 111. Benefits of Indenture...........................................13

Section 112. Governing Law, etc..............................................13

Section 113. Legal Holidays..................................................14

                                   ARTICLE TWO

                               DEBT SECURITY FORMS

Section 201. Forms Generally.................................................14

Section 202. Forms of Debt Securities........................................15

Section 203. Guarantee by Guarantor; Form of Guarantee.......................15

Section 204. Form of Trustee's Certificate of Authentication.................17

                                  ARTICLE THREE

                               THE DEBT SECURITIES

Section 301. Amount Unlimited; Issuable in Series............................17

Section 302. Denominations...................................................20

Section 303. Execution, Authentication, Delivery and Dating..................20

Section 304. Temporary Debt Securities.......................................22

Section 305. Registration, Registration of Transfer and Exchange.............23

Section 306. Mutilated, Destroyed, Lost or Stolen Debt Securities............25

Section 307. Payment of Interest; Interest Rights Preserved..................25
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                                TABLE OF CONTENTS


                                                                            PAGE
Section 308. Persons Deemed Owners...........................................26

Section 309. Cancellation....................................................27

Section 310. Computation of Interest.........................................27

Section 311. Payment in Currencies...........................................27

Section 312. Judgments.......................................................30

Section 313. CUSIP Numbers...................................................30

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.........................31

Section 402. Application of Trust Money......................................32

                                  ARTICLE FIVE

                              DEFAULTS AND REMEDIES

Section 501. Events of Default and Enforcement...............................32

Section 502. Waiver of Declaration...........................................34

Section 503. Waiver..........................................................34

Section 504. Other Remedies..................................................35

Section 505. Application of Money Collected..................................35

Section 506. Control by Holders..............................................35

Section 507. Limitation on Suits.............................................36

Section 508. Rights of Holders To Receive Payment............................36

Section 509. Collection Suit by Trustee......................................36

Section 510. Trustee May File Proofs of Claim................................36

Section 511. Undertaking for Costs...........................................36

Section 512. Delay or Omission Not Waiver....................................37

Section 513. Waiver of Stay or Extension Laws................................37

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601. Duties of Trustee...............................................37

Section 602. Rights of Trustee...............................................38

Section 603. Individual Rights of Trustee....................................39

                                      (v)

                                TABLE OF CONTENTS


                                                                            PAGE
Section 604. Trustee's Disclaimer............................................39

Section 605. Notice of Defaults..............................................39

Section 606. Compensation and Indemnity......................................39

Section 607. Replacement of Trustee..........................................40

Section 608. Successor Trustee by Merger, etc................................42

Section 609. Eligibility; Disqualification...................................42

Section 610. Preferential Collection of Claims Against the Issuers...........42

                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, ISSUERS AND GUARANTOR

Section 701. Preservation of Information:  Communications to Holders.........43

Section 702. Reports by Trustee..............................................44

Section 703. Reports by Issuers and the Guarantor............................44

                                  ARTICLE EIGHT

               AMALGAMATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Amalgamations and Mergers of Issuers or Guarantor and Conveyances
             Permitted Subject to Certain Conditions.........................45

Section 802. Rights and Duties of Successor Corporation......................45

Section 803. Officers' Certificate and Opinion of Counsel....................46

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.............46

Section 902.  Supplemental Indentures with Consent of Holders................47

Section 903.  Execution of Supplemental Indentures...........................49

Section 904.  Effect of Supplemental Indentures..............................49

Section 905.  Conformity with Trust Indenture Act............................49

Section 906.  Reference in Debt Securities to Supplemental Indentures........49

                                   ARTICLE TEN

                                    COVENANTS

Section 1001. Payment of Principal, Premium and Interest.....................50

Section 1002. Maintenance of Office or Agency................................50
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                                TABLE OF CONTENTS


                                                                            PAGE
Section 1003. Money for Debt Securities Payments to Be Held in Trust.........50

Section 1004. Negative Pledge................................................52

Section 1005. Compliance Certificate.........................................53

Section 1006. Waiver of Certain Covenants....................................53

                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

Section 1101. Applicability of Article.......................................54

Section 1102. Election to Redeem; Notice to Trustee..........................54

Section 1103. Selection by Trustee of Debt Securities to Be Redeemed.........54

Section 1104. Notice of Redemption...........................................54

Section 1105. Deposit of Redemption Price....................................55

Section 1106. Debt Securities Payable on Redemption Date.....................55

Section 1107. Debt Security Redeemed in Part.................................55

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 1201. Applicability of Article.......................................56

Section 1202. Satisfaction of Sinking Fund Payments with Debt Securities.....56

Section 1203. Redemption of Debt Securities for Sinking Fund.................56

                                ARTICLE THIRTEEN

                                   DEFEASANCE

Section 1301. Discharge by Deposit of Money or Debt Securities...............57

Section 1302. Defeasance of Certain Obligations..............................58

Section 1303. Application of Trust Money.....................................59

Section 1304. Repayment to the Corporation...................................59

                                ARTICLE FOURTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

Section 1401. Purposes for Which Meetings May Be Called......................59

Section 1402. Call, Notice and Place of Meetings.............................59

Section 1403. Persons Entitled to Vote at Meetings...........................60

Section 1404. Quorum; Action.................................................60

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                                TABLE OF CONTENTS


                                                                            PAGE
Section 1405. Determination of Voting Rights; Conduct and Adjournment
              of Meetings....................................................61

Section 1406. Counting Votes and Recording Action of Meetings................62

              SIGNATURE PAGE.................................................62

              EXHIBIT A ....................................................A-1

                                     (viii)

INDENTURE dated as of December 15, 2000 among Nortel Networks Limited (the "Corporation"), a Canadian corporation having its principal place of business at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, Nortel Networks Capital Corporation (the "Finance Subsidiary" and together with the Corporation in its capacity as an Issuer of Debt Securities, the "Issuers" and each an "Issuer"), a Delaware corporation having its principal place of business at Nortel Networks Plaza, 200 Athens Way, Nashville, Tennessee, U.S.A., 37228-1397, Nortel Networks Limited, in its capacity as guarantor of Debt Securities issued by the Finance Subsidiary (the "Guarantor"), and Citibank, N.A., a national banking association duly organized under the laws of the United States of America (the "Trustee"), having its Corporate Trust Office at 111 Wall Street, 14th Floor, New York, New York, U.S.A. 10005, Attn: Citibank Agency & Trust Services.

For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of a series thereof, as follows.

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.    DEFINITIONS.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(A) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(B) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(C) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such United States accounting principles as are generally accepted at the date of such computation; and

(D) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

(1) "Act" when used with respect to any Holder has the meaning specified in
Section 104.

(2) "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

(3) "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

(4) "Authorized Officers" means, with respect to, (i) Nortel Networks, as Issuer, any two of the President and Chief Executive Officer, the Chief Legal Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer; (ii) Nortel Networks, as the Guarantor, any two of the President and Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer; and (iii) the Finance Subsidiary, any two of the President, the Vice-President, Finance and Treasurer, any other Vice-President, the Secretary, and any Assistant Secretary; provided, however, that Nortel Networks or the Finance Subsidiary may, from time to time, designate additional officers who would qualify as "Authorized Officers" pursuant to an Officers' Certificate delivered to the Trustee.

(5) "Board of Directors" means, in respect of an Issuer or the Guarantor, the board of directors, the executive committee or any other committee of that board or any group of directors of that board, duly authorized to make a decision on the matter in question.

(6) "Board Resolution" means a copy of a resolution certified by the Corporate Secretary, the Secretary or an Assistant Secretary of an Issuer or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of such Issuer or the Guarantor, respectively, and to be in full force and effect on the date of such certification.

(7) "Business Day", when used with respect to any Place of Payment, means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

(8) "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

(9) "Components", with respect to a composite currency, means the currency amounts that are components of such composite currency on the Conversion Date. If after such Conversion Date the official unit of any component currency is altered by way of combination or subdivision, the number of units of such currency shall be divided or multiplied in the same proportion to calculate the Component. If after such Conversion Date two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

(10) "Consolidated Net Tangible Assets" means the total amount of assets after deducting therefrom (i) all current liabilities, and (ii) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as shown in the then most recent consolidated balance sheet of Nortel Networks contained in (x) Nortel Networks' most recent annual or quarterly report on Form 10-K or 10-Q, as applicable, as filed with the Securities and Exchange Commission or (y) if Nortel Networks is no longer subject to reporting requirements under the Exchange Act, Nortel Networks' most recent annual or quarterly financial statements, certified by the Chief Financial Officer of Nortel Networks.

(11) "Conversion Date", with respect to a composite currency, has the meaning specified in Section 311(f).

(12) "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered.

(13) "corporation" includes corporations, associations, companies and business trusts.

(14) "Corporation" means the Person named as the "Corporation" in the first paragraph of this Indenture until a successor corporation to such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor corporation.

(15) "Corporation Debt Securities" means Debt Securities issued by the Corporation and authenticated and delivered under this Indenture.

(16) "Debt Securities" means Corporation Debt Securities and Guaranteed Debt Securities.

(17) "Defaulted Interest" has the meaning specified in Section 307.

(18) "Depositary" means, with respect to the Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the applicable Issuer pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

(19) "Dollar" or "$" means the currency of the United States of America which as at the time of payment is legal tender for the payment of public and private debts.

(20) "Event of Default" has the meaning specified in Section 501.

(21) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(22) "Exchange Rate" means: (i) with respect to a currency (other than a composite currency) in which payment is to be made on Debt Securities denominated in a composite currency, the exchange rate between such composite currency and such currency reported by the agency or organization, if any, designated pursuant to Section 301(b)(12), or if such exchange rate is not or ceases to be so reported, then such exchange rate as shall be determined by the Trustee using quotations from one or more major banks in The City of New York or such other quotations as the Trustee shall deem appropriate, such banks being satisfactory to the applicable Issuer, on the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be; (ii) with respect to payments in Dollars to be made on Debt Securities denominated in a Foreign Currency, the noon buying rate for that currency for wire transfers quoted in The City of New York on the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; (iii) with respect to payments in a Foreign Currency to be made on Debt Securities denominated in Dollars or converted into Dollars pursuant to Section 311(f), the noon Dollar buying rate for that currency for wire transfers quoted in The City of New York on the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; and (iv) with respect to payments in a Foreign Currency to be made on Debt Securities denominated in a different Foreign Currency, the exchange rate between such Foreign Currencies determined in the manner specified pursuant to
Section 301(b)(15). Except in the situation contemplated in (i) above, if for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Trustee shall use such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Trustee shall deem appropriate, such banks being satisfactory to the applicable Issuer. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a non-resident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

(23) "Exchange Rate Officers' Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate or Rates as of the Regular or Special Record Date with respect to such Interest Payment Date, the date for payment of Defaulted Interest or the fifteenth day immediately preceding the maturity of an installment of principal, as the case may be, and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in any composite currency or any Foreign Currency, and signed by any two of the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the

Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of the applicable Issuer and delivered to the Trustee.

(24) "Finance Subsidiary" means the Person named as the "Finance Subsidiary" in the first paragraph of this Indenture until a successor corporation to such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Finance Subsidiary" shall mean such successor corporation.

(25) "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

(26) "Funded Debt" means any indebtedness for borrowed money, whether of Nortel Networks or of a third person. For greater certainty, proceeds received in respect of any factoring, securitization or similar transactions will not be considered borrowed money.

(27) "Global Security" means a Debt Security evidencing all or part of a series of Debt Securities, issued to the Depositary for such series in accordance with
Section 303 and bearing the legend prescribed in Section 303(c).

(28) "Guarantee" means the guarantee of the Guarantor as endorsed on each Guaranteed Debt Security authenticated and delivered pursuant to this Indenture and shall include the Guarantee set forth in Section 203 of this Indenture and all other obligations and covenants of the Guarantor contained in this Indenture and any Guaranteed Debt Securities.

(29) "Guaranteed Debt Securities" means Debt Securities issued by the Finance Subsidiary and guaranteed by the Guarantor and authenticated and delivered under this Indenture.

(30) "Guarantor" means the Person named as "Guarantor" in the first paragraph of this Indenture until a successor corporation to such Guarantor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

(31) "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order signed in the name of the Guarantor by any two of the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of the Guarantor and delivered to the Trustee.

(32) "Holder", with respect to a Debt Security, means the Person in whose name such Debt Security is registered in the Security Register.

(33) "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by
Section 301.

(34) "interest", when used with respect to an Original Issue Discount
Security that by its terms bears stated interest only after Maturity, refers to interest payable after Maturity.

(35) "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity Date of an installment of interest on such Debt Security.

(36) "Issuer Request" and "Issuer Order" mean, respectively, a written request or order signed in the name of the applicable Issuer by any two of the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of such Issuer and delivered to the Trustee.

(37) "Issuer" and "Issuers" have the meanings assigned to such terms in the first paragraph of this Indenture until a successor corporation to any such Issuer shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Issuer" shall mean with respect to such Issuer, the successor corporation to such Issuer.

(38) "Lien" means and includes any mortgage, hypothec, pledge, lien, security interest, privilege, floating charge, conditional sale or other title retention agreement or other similar encumbrance securing indebtedness for borrowed money. For greater certainty, "Lien" does not include any such encumbrance covering receivables or other assets an interest in which has been transferred to a third party in a factoring, securitization or similar transaction that is accounted for as a sale under generally accepted accounting principles.

(39) "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

(40) "Nortel Networks" means Nortel Networks Limited, whether in its capacity as Issuer or Guarantor, until a successor corporation to such corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Nortel Networks" shall mean the successor corporation to Nortel Networks Limited.

(41) "Officers' Certificate" means a certificate signed by any two of the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer or any one of the aforesaid officers together with any one of the Corporate Secretary, the Secretary, the Controller, the Treasurer, any Assistant Secretary, any Assistant Controller or any Assistant Treasurer of the applicable Issuer or the Guarantor, as the case may be, and delivered to the Trustee.

(42) "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the applicable Issuer or the Guarantor or both, as the case may be, which opinion shall be subject to assumptions and qualifications satisfactory to such counsel.

(43) "Original Issue Discount Security" means any Debt Security that is issued with "original issue discount" within the meaning of Section 1273(a) of the United States Internal Revenue

Code of 1986 and the regulations thereunder and any other Debt Security designated by the applicable Issuer as issued with original issue discount for United States federal income tax purposes.

(44) "Outstanding" when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (ii) Debt Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the applicable Issuer or the Guarantor) in trust or set aside and segregated in trust by the applicable Issuer or the Guarantor (if such Issuer or the Guarantor shall act as its own Paying Agent) for the Holders of such Debt Securities; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

     (iii) Debt Securities that have been surrendered to the Trustee pursuant to
           Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid and binding obligations of the applicable Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have taken any Act hereunder, Debt Securities owned by the applicable Issuer or any other obligor upon the Debt Securities or any Affiliate of such Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding; provided further that, in determining whether the Trustee shall be protected in relying upon such Act, only Debt Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded; and provided further that Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the applicable Issuer or any other obligor upon the Debt Securities or any Affiliate of such Issuer or of such other obligor.

(45) "Paying Agent" means any Person authorized by the applicable Issuer to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of such Issuer.

(46) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

(47) "Place of Payment" means: (i) when used with respect to the Debt Securities of any series payable in Dollars, the Corporate Trust Office of the Trustee in the Borough of Manhattan,

The City and State of New York; and, (ii) when used with respect to the Debt Securities of any series payable in a Foreign Currency, the other place or places, if any, where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified as contemplated by
Section 301.

(48) "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

(49) "Purchase Money Lien" means a mortgage or any other lien on property existing at the time of acquisition thereof by Nortel Networks or a Restricted Subsidiary; any mortgage or any other lien on any property acquired, constructed or improved by Nortel Networks or a Restricted Subsidiary incurred after the date of the issue of the Debt Securities which is created or assumed contemporaneously with, or within 180 days after, such acquisition, or completion of such construction or improvement, to secure or provide for the payment of the purchase price thereof or the cost of construction or improvement thereon incurred after the date of issuance of the Debt Securities (including the cost of any underlying real property); provided, however, that in the case of any such acquisition, construction or improvement, the Lien shall not apply to any property previously owned by Nortel Networks or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any real property, theretofore substantially unimproved for the purposes of Nortel Networks or a Restricted Subsidiary, on which the property so constructed, or the improvement, is located and other than any machinery or equipment installed at any time so as to constitute immovable property or a fixture on the real property on which the property so constructed, or the improvement, is located.

(50) "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

(51) "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

(52) "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Section 301.

(53) "Responsible Officer" when used with respect to the Trustee means any vice-president (whether or not designated by a number or word or words added before or after the title "vice-president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

(54) "Restricted Subsidiary" means Nortel Networks Inc. or, if and for so long as the Finance Subsidiary has Outstanding Guaranteed Debt Securities, the Finance Subsidiary.

(55) "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

(56) "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

(57) "Stated Maturity Date", when used with respect to any Debt Security or any installment of interest thereon, means the date specified in such Debt Security as the fixed date on which the principal of such Debt Security or such installment of interest is due and payable.

(58) "Subsidiary" means , with respect to an Issuer or the Guarantor, a corporation, a majority of the outstanding voting shares of which are owned, directly or indirectly, by such Issuer or Guarantor or by one or more other Subsidiaries of such Issuer or Guarantor, or by such Issuer or Guarantor and one or more other Subsidiaries of such Issuer or Guarantor. For the purposes of this definition, "voting shares" means shares having voting power for the election of directors, whether at all times or only so long as no other shares have such voting power by reason of any contingency.

(59) "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this indenture was executed, except as provided in Sections 609, 703 and 905.

(60) "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions hereof, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

SECTION 102.      COMPLIANCE CERTIFICATES AND OPINIONS.

(a) Upon any application or request by an Issuer or the Guarantor to the Trustee to take any action under any provision of this Indenture, such Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate and Opinion of Counsel stating that all conditions precedent, if any, provided for in this Indenture related to the proposed action have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture related to such particular application or request, no additional certificate or opinion need be furnished.

(b) Every Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate required by Section 1005) shall include: (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein related thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is reasonably necessary to enable him to make the statement or to express an opinion whether such covenant or condition has been complied with; and (4) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any Officers' Certificate or Opinion of Counsel of an Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of such Issuer or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of such certifying entity unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

(c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      ACTS OF HOLDERS.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuers and the Guarantor or any of them. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 601, conclusive in favor of the Trustee, the Issuers and the Guarantor, if made in the manner provided in this Section. The record of any meeting of Holders of Debt Securities shall be proved in the manner provided in Section 1406.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity, other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any manner that the Trustee deems sufficient.

(c) The ownership of Debt Securities shall be proved by the Security Register.

(d) If an Issuer or the Guarantor shall solicit from the Holders of Debt Securities of any series any Act, such Issuer or the Guarantor, as the case may be, may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Debt Securities entitled to take such Act, but such Issuer or the Guarantor, as the case may be, shall have no obligation to do so. Any such record date shall be fixed at the discretion of such Issuer or the Guarantor, as the case may be. If such a record date is fixed, such Act may be sought or taken before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Debt Securities of such series Outstanding have authorized or agreed or consented to such Act, and for that purpose the Debt Securities of such series Outstanding shall be computed as of such record date.

(e) Any Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee, the applicable Issuer or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Debt Security.

(f) For purposes of determining the principal amount of Outstanding Debt Securities of any series the Holders of which are required, requested or permitted to take any Act under this Indenture: (1) each Original Issue Discount Security shall be deemed to have an amount outstanding determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the applicable Issuer or the Guarantor; and (2) each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have an amount outstanding determined by the Trustee by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the applicable Issuer or the Guarantor (or, if there is no such rate on such date for the reasons specified in Section 311(d), such rate on the date specified in such Section).

SECTION 105. NOTICES, ETC., TO TRUSTEE, CORPORATION, FINANCE SUBSIDIARY AND GUARANTOR.

Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

     (1) the Trustee by any Holder, or by either Issuer or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Citibank Agency and Trust Services, facsimile 212-657-3862, or such other facsimile number as may be provided by the Trustee from time to time, and shall be deemed to have been made at the time of delivery or facsimile transmission; provided that any delivery made or facsimile sent on a day other than a Business Day in New York, shall be deemed to be received on the next following Business Day in New York; or

     (2) either Issuer or the Guarantor, by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing to such Issuer or the Guarantor, as the case may be, addressed to it at the address of its executive office specified in the first paragraph of this Indenture, Attention:
           Corporate Secretary, facsimile number (905) 863-8423, in the case of Nortel Networks; or Attention: Secretary, facsimile number (615) 432-4067, in the case of Finance Subsidiary or at any other address previously furnished in writing to the Trustee by such Issuer or the Guarantor, as the case may be, and shall be deemed to have been made at the time of delivery or facsimile transmission; provided that any delivery made or facsimile sent on a day other than a Business Day in Toronto, Ontario in the case of Nortel Networks, or Nashville, Tennessee, in the case of Finance Subsidiary, shall be deemed to be received on the next following Business Day in the relevant place.

SECTION 106.      NOTICE TO HOLDERS; WAIVER.

(a) Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

(b) If the regular mail service is suspended or for any other reason it shall be impracticable to give notice to Holders by mail, then such notification to Holders as shall be made with the approval of the Trustee shall constitute sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

(c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(d) Any Act required or permitted under this Indenture shall be in the English language.

SECTION 107.      CONFLICT WITH TRUST INDENTURE ACT.

If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this

Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108.      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      SUCCESSORS AND ASSIGNS.

All covenants and agreements in this Indenture by each Issuer or the Guarantor shall bind its successors and assigns, whether expressed or not.

SECTION 110.      SEPARABILITY CLAUSE.

If any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      BENEFITS OF INDENTURE.

Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      GOVERNING LAW, ETC.

(a) This Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

(b) Each of the Issuers and the Guarantor has appointed CT Corporation System with offices at 111 Eighth Avenue, 13th Floor, New York, New York, 10011 as its authorized agent (the "Authorized Agent") upon whom all writs, process and summonses may be served in any suit, action or proceeding arising out of or based upon this Indenture or the Debt Securities which may be instituted in any state or federal court in The City of New York, New York. The Issuers and the Guarantor hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Issuers and the Guarantor agree to take any and all action, including the filing of any and all documents, that may be reasonably necessary to continue each such appointment in full force and effect as aforesaid so long as the Debt Securities remain outstanding. The Issuers and the Guarantor agree that the appointment of the Authorized Agent shall be irrevocable so long as any of the Notes remain outstanding or until the irrevocable appointment by the Issuers and the Guarantor of a successor agent in The City of New York, New York as each of their authorized agent for such purpose and the acceptance of such appointment by such successor. Service of process upon the

Authorized Agent shall be deemed, in every respect, effective service of process upon the Issuers and the Guarantors.

(c) Each of the Issuers and the Guarantor hereby:

    (1) agrees that any suit, action or proceeding against it arising out of or relating to this Indenture or the Debt Securities, as the case may be, may be instituted in any federal or state court sitting in the City of New York,

    (2) waives to the extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,

    (3) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding, and

    (4) agrees that service of process by mail to the addresses specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.



SECTION 113.      LEGAL HOLIDAYS.

If any Interest Payment Date, Redemption Date or Stated Maturity Date of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or Stated Maturity Date, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity Date, as the case may be.

                                   ARTICLE TWO

                               DEBT SECURITY FORMS

SECTION 201.      FORMS GENERALLY.

(a) All Debt Securities, Guarantees, if any, and the Trustee's certificate of authentication shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by a Board Resolution and as set forth in an Officers' Certificate or any indenture supplemental hereto and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the applicable Issuer or Guarantor, as the case may be, may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any of the Debt Securities may be listed, or to conform to usage.

(b) The definitive Debt Securities and Guarantees, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner; provided that such manner is permitted by the rules of any securities exchange on which the Debt Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

SECTION 202.      FORMS OF DEBT SECURITIES.

Debt Securities shall be in the forms approved by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities, having those terms approved by or pursuant to a Board Resolution and set forth in an Officers' Certificate or one or more indentures supplemental hereto which shall set forth the information required by Section 301. The Debt Securities of each series shall be issuable in registered form without coupons and may be in the form of one or more Global Securities in whole or in part.

SECTION 203.      GUARANTEE BY GUARANTOR; FORM OF GUARANTEE.

The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Guaranteed Debt Security of each series authenticated and delivered by the Trustee and with the Trustee on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantees set forth below and authorizes the Trustee to confirm such Guarantees to the Holder of each such Guaranteed Debt Security by its execution and delivery of each such Guaranteed Debt Security, with such Guarantees endorsed thereon, authenticated and delivered by the Trustee.

Guarantees to be endorsed on the Guaranteed Debt Securities shall, subject to
Section 201, be in substantially the form set forth below:

                                    GUARANTEE

                                       OF

                             NORTEL NETWORKS LIMITED

For value received, Nortel Networks Limited, a corporation incorporated under the laws of Canada, having its principal executive offices at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada, L6T 5P6 (herein called the "Guarantor", which term includes any successor Person under the Indenture referred to in the Debt Security upon which this Guarantee is endorsed), hereby unconditionally and irrevocably guarantees to the Holder of the Guaranteed Debt Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Guaranteed Debt Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the Stated Maturity Date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Nortel Networks Capital Corporation, a corporation organized under the laws of Delaware (herein called the "Borrower", which term includes any successor Person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Stated Maturity Date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Borrower.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Guaranteed Debt Security or such Indenture, any failure to enforce the provisions of such Guaranteed Debt Security or such Indenture, or any waiver, modification or indulgence granted to the Borrower with respect thereto, by the Holder of such Guaranteed Debt Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Guaranteed Debt Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity Date thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article Five of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest or notice with respect to such Guaranteed Debt Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Debt Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Guaranteed Debt Security.

The Guarantor shall be subrogated to all rights of the Holder of such Guaranteed Debt Security and the Trustee against the Borrower in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Guaranteed Debt Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Guaranteed Debt Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Guaranteed Debt Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

                             NORTEL NETWORKS LIMITED


                             By
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             By
                                  ---------------------------------------------
                                  Name:
                                  Title:


SECTION 204.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

                             [Name of Trustee]
                                                  as Trustee

                             By:
                                  ---------------------------------------------
                                            Authorized Signatory


                                 ARTICLE THREE

                               THE DEBT SECURITIES

SECTION 301.      AMOUNT UNLIMITED; ISSUABLE IN SERIES.

(a) The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

(b) The Debt Securities may be issued in one or more series. Not all Debt Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Debt Securities of such series. There shall be established in or pursuant to a Board Resolution of the applicable Issuer and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

     (1) whether such Debt Securities are Corporation Debt Securities or Guaranteed Debt Securities;

     (2) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

     (3) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107);

     (4) the date or dates on which the principal of the Debt Securities of the series is payable;

     (5) the rate or rates or the method of determination thereof at which the Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, and the Regular Record Dates for the interest payable on such Interest Payment Dates;

     (6) the place or places where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable;

     (7) the period or periods within which or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be repurchased or redeemed, in whole or in part, at the option of the applicable Issuer;

     (8) the obligation, if any, of the applicable Issuer to redeem, repay or purchase Debt Securities of the series either pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (9) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Debt Securities represented thereby;

     (10) the denominations in which Debt Securities of the series shall be issuable;

     (11) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 501;

     (12) the currency or currencies of denominations of the Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, and, if any such currency of denomination is a composite currency, the agency or organization, if any, responsible for overseeing such composite currency;

     (13) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Debt Securities of the series will be made, and the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Debt Securities of the series, at the election of each of the Holders thereof, may also be payable;

     (14) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Debt Securities of the series are denominated or designated to be payable, the manner in which such amounts shall be determined;

     (15) if the payments of principal of (and premium, if any) or the interest on the Debt Securities of the series are to be made in a Foreign Currency, other than the Foreign Currency in which such Debt Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined;

     (16) the terms, if any, upon which the Debt Securities of the series will be defeasible;

     (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

     (18)  CUSIP numbers, if any.

(c) All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in such indenture or indentures supplemental hereto.

(d) If any of the terms of a series of Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary, the Secretary or an Assistant Secretary of the applicable Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

(e) Debt Securities of any series which are repayable at the option of the Holders shall be repaid in accordance with the terms of the Debt Securities of such series.

SECTION 302.      DENOMINATIONS.

Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities and except as provided in Section 303, Debt Securities will be issued in denominations, unless otherwise specified by the applicable Issuer, of integral multiples of $1,000.

SECTION 303.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

(a) The Debt Securities shall be executed on behalf of the applicable Issuer and the Guarantor, if applicable, by the Authorized Officers of such Issuer or Guarantor, as the case may be. The Debt Securities may but need not be under the corporate seal of the applicable Issuer or Guarantor, as the case may be, or a reproduction thereof (which reproduction shall for such purposes be deemed to be the corporate seal of such Issuer or Guarantor, as the case may be). The signature of any of these officers on the Debt Securities may be manual or facsimile. Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the applicable Issuer shall bind such Issuer or Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities.

(b) At any time and from time to time after the execution and delivery of this Indenture, the applicable Issuer may deliver Debt Securities of any series executed by such Issuer and Guarantor, if applicable, to the Trustee for authentication, together with an Issuer Order of such Issuer for the authentication and delivery of such Debt Securities; whereupon the Trustee, in accordance with such Issuer Order shall authenticate and deliver such Debt Securities. The Trustee shall be entitled to receive, prior to the authentication and delivery of such Debt Securities, the supplemental indenture or the Board Resolution by or pursuant to which the terms of such Debt Securities have been approved, an Officers' Certificate as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default, and an Opinion or Opinions of Counsel of such Issuer and Guarantor, if applicable, to the effect that:

     (1) all instruments furnished by the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) to the Trustee in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

     (2) the forms of such Debt Securities and Guarantees, if any, have been established in conformity with the provisions of this Indenture;

     (3) the terms of such Debt Securities and Guarantees, if any, have been established in conformity with the provisions of this Indenture;

     (4) in the event that the forms or terms of such Debt Securities and Guarantees, if any, have been established in a supplemental indenture, the execution and delivery of such supplemental indenture have been duly authorized by all necessary corporate action of the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities), such supplemental indenture has been duly executed and delivered by such Issuer and Guarantor and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against such Issuer and Guarantor in accordance with its terms, subject to enforceability being limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally, and equitable remedies, including the remedies of specific performance and injunction, being granted only in the discretion of a court of competent jurisdiction;

     (5) the execution and delivery of such Debt Securities and Guarantees, if any, have been duly authorized by all necessary corporate action of the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) and such Debt Securities and Guarantees, if any, have been duly executed by such Issuer and Guarantor and, assuming due authentication by the Trustee and delivery by such Issuer and Guarantor, are valid and binding obligations of such Issuer and Guarantor enforceable against such Issuer and Guarantor in accordance with their terms, entitled to the benefit of the Indenture, subject to enforceability being limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally, and equitable remedies, including the remedies of specific performance and injunction, being granted only in the discretion of a court of competent jurisdiction;

     (6) the amount of Outstanding Debt Securities of such series, together with the amount of such Debt Securities, does not exceed any limit established under the terms of this Indenture on the amount of Debt Securities of such series that may be authenticated and delivered; and

     (7)   such other matters as the Trustee may reasonably request.

(c) If the applicable Issuer shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then such Issuer and the Guarantor (in the case of Guaranteed Debt Securities) shall execute and the Trustee shall authenticate and deliver one or more Global Securities that shall: (1) represent an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities;
(2) be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary; (3) be held or be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction; and (4) bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

(d) Each Depositary designated pursuant to Section 301 for a Global Security must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

(e) The Trustee shall not be required to authenticate any Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture.

(f) Each Debt Security shall be dated the date of its issue, except as otherwise provided pursuant to Section 301 with respect to Debt Securities of such series.

(g) No Debt Security or Guarantee endorsed thereon, if any, shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.      TEMPORARY DEBT SECURITIES.

(a) Pending the preparation of definitive Debt Securities of any series, the applicable Issuer may execute, and, upon receipt of an Issuer Order of such Issuer, the Trustee shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, in registered form and, in the case of Guaranteed Debt Securities, having endorsed thereon a Guarantee executed by the Guarantor substantially of the tenor of the definitive Guarantee, and in all cases with such appropriate insertions, omissions, substitutions and other variations as the officers of the Issuer and Guarantor, if applicable, executing such Debt Securities and Guarantees, if any, may determine, as conclusively evidenced by their execution of such Debt Securities. Any such temporary Debt Securities may be in global form, representing all or a portion of the Outstanding Debt Securities of such series. Every such temporary Debt Security and Guarantee, if any, shall be executed by officers of the applicable Issuer and Guarantor, if applicable, and shall be authenticated and delivered by the Trustee upon the same terms and conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities and Guarantee, if any, in lieu of which it is issued.

(b) If temporary Debt Securities of any series are issued, the applicable Issuer will cause definitive Debt Securities of such series to be prepared without unreasonable delay. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the applicable Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor and, in the case of Guaranteed Debt Securities, having endorsed thereon a Guarantee executed by the Guarantor. Until so exchanged, temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as individual Debt Securities of such series, except as otherwise specified as contemplated by Section 301 with respect to the payment of interest on Global Securities in temporary form.

(c) Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

SECTION 305.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

(a) The Issuers each will maintain an office or agency at which shall be kept a register (the "Security Registers") which, subject to such reasonable regulations as it may prescribe, shall provide for the registration of Debt Securities and of transfers of Debt Securities. Unless and until otherwise determined by an Issuer, the Trustee shall act as such Issuer's agent as Security Registrar and the Security Registers shall be kept at the office or agency of the Trustee in the Borough of Manhattan, The City of New York. Such Security Registers shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times, the Security Registers shall be open for inspection by the Trustee.

(b) Upon surrender for registration of transfer of any Debt Security of any series at the office or agency of the applicable Issuer maintained for such purpose, such Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities of the same series of any authorized denomination or denominations, of like tenor and aggregate principal amount and, in the case of Guaranteed Debt Securities, having endorsed thereon a Guarantee executed by the Guarantor. Every Debt Security presented or surrendered for registration of transfer or for exchange shall (if so required by such Issuer, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to such Issuer, the Security Registrar and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

(c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Debt Securities in definitive form, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

(d) At the option of the Holder, Debt Securities of any series (other than a Global Security) may be exchanged for other Debt Securities of the same series of any authorized denomination or denominations of a like aggregate principal amount, upon surrender of the Debt Securities to be exchanged at such office or agency.

(e) If at any time the Depositary for the Debt Securities of a series notifies the applicable Issuer that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(d), such Issuer shall appoint a successor Depositary with respect to the Debt Securities of such series.

(f) The applicable Issuer may at any time and in its sole discretion determine that individual Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event such Issuer will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Debt Securities of such series, will authenticate and deliver, individual Debt Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Debt Securities of such series (which, in the case of Guaranteed Debt Securities, shall have endorsed thereon a Guarantee executed by the Guarantor) in exchange for such Global Security or Global Securities.

(g) If specified by the applicable Issuer pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for definitive Debt Securities of such series on such terms as are acceptable to such Issuer and such Depositary. Thereupon, such Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge: (1) to each Person specified by such Depositary a new definitive Debt Security or Debt Securities of the same series (which, in the case of Guaranteed Debt Securities, shall have endorsed thereon a Guarantee executed by the Guarantor), of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security (which, in the case of Guaranteed Debt Securities, shall have endorsed thereon a Guarantee executed by the Guarantor) in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of definitive Debt Securities delivered to Holders thereof.

(h) In any exchange provided for in Sections 305(f) or (g), the applicable Issuer shall execute and the Trustee will authenticate and deliver Debt Securities (which, in the case of Guaranteed Debt Securities, shall have endorsed thereon a Guarantee executed by the Guarantor) in registered form in authorized denominations.

(i) Upon the exchange of a Global Security for individual Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Individual Debt Securities exchanged for portions of a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the persons in whose names such Debt Securities are so registered.

(j) All Debt Securities executed for delivery upon any transfer or exchange of Debt Securities shall be valid obligations of the applicable Issuer evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the applicable Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

(k) The applicable Issuer shall not be required to: (1) execute for delivery, register the transfer of or exchange of Debt Securities of any particular series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debt Securities of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing; or (2) register the transfer of or exchange of any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

SECTION 306.      MUTILATED, DESTROYED, LOST OR STOLEN DEBT SECURITIES.

(a) If: (1) any mutilated Debt Security is surrendered to the Trustee; or (2) the applicable Issuer, the Guarantor (in the case of a Guaranteed Debt Security) and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and such Issuer, Guarantor and the Trustee receive such security or indemnity satisfactory to them; then, in the absence of notice to such Issuer, Guarantor or the Trustee that such Debt Security has been acquired by a bona fide purchaser, such Issuer and Guarantor, as the case may be, shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such Security, a new Debt Security of like tenor and principal amount and, in the case of Guaranteed Debt Securities, having endorsed thereon a Guarantee executed by the Guarantor, in registered form bearing a number not contemporaneously outstanding appertaining to such destroyed, lost or stolen Debt Security.

(b) If any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) in their discretion may, instead of executing for delivery a new Debt Security, pay such Debt Security. Upon the execution for delivery of any new Debt Security under this Section, such Issuer or Guarantor may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

(c) Every new Debt Security of any series and the Guarantee endorsed thereon, if any, executed for delivery pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security shall constitute a contractual obligation of the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities), to the same effect as such destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and any such new Debt Security and Guarantee, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and the Guarantee endorsed thereon, if any, duly issued hereunder.

SECTION 307.      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

(a) Interest on any Debt Security that is payable on any Interest Payment Date shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the applicable Issuer payment of interest on any Debt Security may be made by cheque mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated by such Person.

(b) Any interest on any Debt Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall be paid in accordance with the following provisions and not to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder.

     (1) The applicable Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. Such Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of such series and the date of the proposed payment, and at the same time such Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The applicable Issuer may make payment of any Defaulted Interest on the Debt Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by such Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

(c) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

SECTION 308.      PERSONS DEEMED OWNERS.

(a) Prior to due presentment of a Debt Security for registration of transfer, the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities), the Trustee and any agent of any of the foregoing may treat the Person in whose name such Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of principal of (and premium, if any) and, subject to Section 307, interest on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and none of such Issuer, Guarantor, the Trustee or any agent of any of the foregoing shall be affected by notice to the contrary.

(b) None of the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities), the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records related to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records related to such beneficial ownership interests.

SECTION 309.      CANCELLATION.

Unless otherwise provided, all Debt Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) may deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder that such Issuer or Guarantor may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities held by the Trustee shall be disposed of in accordance with the Trustee's policy of disposal or shall be returned to the applicable Issuer upon Issuer Request of such Issuer; provided, however, that the Trustee shall not be required to destroy cancelled Debt Securities.

SECTION 310.      COMPUTATION OF INTEREST.

Except as otherwise specified pursuant to Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. Solely for the purposes of disclosure pursuant to the Interest Act (Canada) and without affecting the calculation of interest on any Debt Securities, the yearly rate of interest for any portion of an interest period of less than one year is the percent rate per annum noted on any series of Debt Securities multiplied by the number of days in the calendar year in which interest is paid divided by 360.

SECTION 311.      PAYMENT IN CURRENCIES.

(a) Payment of principal of (and premium, if any) and interest on the Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 301; provided that the Holder of a Debt Security of such series may elect to receive such payment in any one of Dollars or any other currency designated for such purpose pursuant to Section 301. A Holder may make such election by delivering to the Trustee a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the

Trustee a written notice substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee specifying a change in the currency in which such payment is to be made; provided that any such notice must be delivered to the Trustee not later than the close of business on the Regular or Special Record Date immediately preceding the next Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided further that no such change in currency may be made with respect to payments to be made on any Debt Security with respect to which notice of redemption has been given by the applicable Issuer, pursuant to Article Eleven.

(b) Except as otherwise specified pursuant to Section 301, the Trustee shall deliver to the applicable Issuer, not later than the eighth Business Day after the Regular or Special Record Date with respect to an Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, with respect to a series of Debt Securities, a written notice specifying, in the currency or currencies in which the Debt Securities of such series are denominated, the aggregate amount of the principal of (and premium, if any) and interest on such Debt Securities to be paid on such payment date. If payments on any such Debt Securities are designated to be made in a currency other than the currency in which such Debt Securities are denominated or if at least one Holder has made the election referred to in paragraph (a) above, then such written notice shall also specify, in each currency in which payment is to be made pursuant to paragraph (a), the amount of principal of (and premium, if any) and interest on such series of Debt Securities to be paid in such currency on such payment date.

(c) The applicable Issuer shall deliver, not later than the fourth Business Day following each Regular or Special Record Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, to the Trustee an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Except as otherwise specified pursuant to Section 301, the amount receivable by Holders who have elected payment in a currency other than the currency in which such Debt Securities are denominated as provided in paragraph (a) above shall be determined by such Issuer on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Officers' Certificate.

(d) Except as otherwise specified pursuant to Section 301, if the Foreign Currency in which Debt Securities of a series is denominated ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by banks, then with respect to each date for the payment of principal of (and premium, if any) and interest on such Debt Securities occurring after the final date on which the Foreign Currency was so used, all payments with respect to such Debt Securities shall be made in Dollars; provided that payment to a Holder of a Debt Security of such series shall be made in a different Foreign Currency if that Holder has elected or elects payment in such Foreign Currency as provided for by paragraph (a) above. If payment is to be made in Dollars to the Holders of any such Debt Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the applicable Issuer to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by the Trustee as of the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be equal to the sum obtained by converting the specified Foreign Currency into Dollars at the Exchange Rate on the last Record Date on which such Foreign Currency was so used in such capacity.

(e) If a Holder of a Debt Security denominated in a composite currency has elected payment in a specified Foreign Currency as provided for by paragraph (a) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by banks, such Holder shall, subject to paragraph (f) below, receive payment in such composite currency; provided that such payment to such Holder shall be made in a different Foreign Currency or in Dollars if that Holder has elected or elects payment in such Foreign Currency or in Dollars as provided for by paragraph (a) above.

(f) Except as otherwise specified as contemplated by Section 301, if any composite currency in which a Debt Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of (and premium, if any) and interest on Debt Securities of a series denominated in such composite currency occurring after the last date on which such composite currency was so used (the "Conversion Date"), all payments with respect to such Debt Securities shall be made in Dollars; provided that payment to a Holder of a Debt Security of such series shall be made in a Foreign Currency if that Holder has elected or elects payment in such Foreign Currency as provided for by paragraph (a) above.

(g) If payment with respect to Debt Securities of a series denominated in any composite currency is to be made in Dollars pursuant to the provisions of
Section 311(f) then the amount to be paid in Dollars on a payment date by the applicable Issuer to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by the Trustee as of the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be equal to the sum of the amounts obtained by converting each Component of such composite currency into Dollars at the Exchange Rate for such Component on such Record Date or fifteenth day, as the case may be, multiplied by the number of units of such composite currency that would have been so paid had such composite currency not ceased to be so used. If payment is to be made in Foreign Currency to the Holders of Debt Securities of such series pursuant to Section 311(f), then the amount to be paid in such Foreign Currency on a payment date by the applicable Issuer to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by the Trustee as of the Regular or Special Record Date with respect to such Interest Payment Date or date for payment of Defaulted Interest or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and shall be determined by (1) converting each Component of such composite currency into Dollars at the Exchange Rate for such Component on such Record Date or fifteenth day, as the case may be, and (2) converting the sum in Dollars so obtained into such Foreign Currency at the Exchange Rate for such Foreign Currency on such Record Date or fifteenth day, as the case may be.

(h) All decisions and determinations of the Trustee regarding conversion of Foreign Currency into Dollars pursuant to Sections 311(d) or 301 or the conversion of any composite currency into Dollars or Foreign Currency pursuant to Sections 311(d) and (f) above or as specified pursuant to Section 301 or the Exchange Rate shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the applicable Issuer and all Holders of the Debt Securities. If a Foreign Currency or composite currency in which payment of Debt Securities of a series may be made ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by banks, such Issuer, after learning thereof, will give notice pursuant to Section 105 thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in
Section 106) specifying as the case may be the last date on which the Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such Debt Securities, or the Conversion Date with respect to such composite currency and the Components of such composite currency on such Conversion Date. If any Component subsequently changes, such Issuer, after learning thereof, will give notice to the Trustee similarly. The Trustee shall be fully justified, protected and otherwise held harmless in relying and acting upon the information so received by such Issuer and shall not otherwise have any duty or obligation to determine or verify such information independently.

SECTION 312.      JUDGMENTS.

(a) Any payment in respect of principal of (and premium, if any) and interest otherwise due on Debt Securities made in Canadian currency by Nortel Networks to any Holder of Debt Securities (the "Payee") pursuant to a judgment or order of a court or tribunal in Canada shall constitute a discharge of Nortel Networks only to the extent of the amount of Dollars or Foreign Currency payable on such Debt Securities (the "Purchased Amount") that the Payee, on the date of such payment in Canadian currency, would be able to purchase with the amount so paid based on the noon buying rate for Dollars or the Foreign Currency for wire transfers quoted on the date of payment or, if such date if not a Business Day in Toronto, Canada, on the next Business Day in Toronto, Canada. If the amount otherwise due to the Payee (the "Amount Due") is greater or less than the Purchased Amount, Nortel Networks shall indemnify and hold harmless the Payee to the extent that the Amount Due exceeds the Purchased Amount and Nortel Networks may retain the amount, if any, by which the Amount Due is less than the Purchased Amount. This indemnity shall constitute a separate and independent obligation from the other obligations contained in this Indenture and shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of amounts due under the Debt Securities or any judgment or order.

SECTION 313.      CUSIP NUMBERS.

The Issuer in issuing the Debt Securities may use "CUSIP" numbers (if then generally accepted in use), and if so, the Trustee shall use "CUSIP" numbers in notices and redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      SATISFACTION AND DISCHARGE OF INDENTURE.

(a) This Indenture shall upon Issuer Request of an Issuer cease to be of further effect as to such Issuer (except as to any surviving rights of registration of transfer or exchange of Debt Securities provided for herein and rights to receive payments of principal of (and premium, if any) and interest thereon) and the Trustee, at the expense of such Issuer, shall execute proper instruments provided to it acknowledging satisfaction and discharge of this Indenture with respect to such Issuer and the Guarantor (in the case of Guaranteed Debt Securities), when:

     (1)   either

           (i) all Debt Securities theretofore issued by such Issuer and authenticated and delivered hereunder (other than: (x) Debt Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306; and (y) Debt Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by such Issuer and thereafter repaid to such Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

           (ii) all such Debt Securities issued by such Issuer and authenticated and delivered hereunder and not theretofore delivered to the Trustee for cancellation:

                (x) have become due and payable;

                (y) will become due and payable at their Stated Maturity Date within one year; or

                (z) are to be called for redemption within one year under
                    arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of such Issuer,

     and such Issuer, in the case of (ii)(x), (ii)(y) or (ii)(z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire
     indebtedness on such Debt Securities for principal (and     premium, if
     any) and interest to the date of such deposit (in the case of Debt Securities that have become due and payable) or to the Stated Maturity Date or Redemption Date, as the case may be;

     (2) such Issuer or the Guarantor (in the case of Guaranteed Debt Securities) has paid or caused to be paid all other sums payable hereunder by such Issuer or Guarantor, as the case may be; and

     (3) such Issuer has delivered to the Trustee an Officers' Certificate and Opinion of Counsel each stating that all conditions precedent herein provided related to the satisfaction and discharge of this Indenture have been complied with.

(b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of such Issuer to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to paragraph (a)(1)(ii) of this Section, the obligations of the Trustee under Section 402 and Section 1003(e) shall survive such satisfaction and discharge.

SECTION 402.      APPLICATION OF TRUST MONEY.

Subject to the provisions of Section 1003(e), all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities, the Guarantees (in the case of Guaranteed Debt Securities) and this Indenture, to the payment, either directly or through any Paying Agent (including either Issuer or the Guarantor, acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                              DEFAULTS AND REMEDIES

SECTION 501.      EVENTS OF DEFAULT AND ENFORCEMENT.

If and when any one or more of the following events (herein called an "Event of Default") shall happen and be continuing with respect to the Debt Securities of any series, namely:

     (1) a default in payment of principal (and premium, if any) of any Debt Security of such series when due;

     (2) a default in payment of interest on any Debt Security of such series when due and payable and the continuance of such default for 30 days;

     (3) a default in the deposit of any sinking fund payment on any Debt Security of such series when due;

     (4) a default in performing or observing any of the covenants, agreements or other obligations of the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities), as described herein for 90 days after written notice to such Issuer or Guarantor by the holders of not less than 25% in principal amount of Outstanding Debt Securities of such series requiring the same to be remedied;

     (5) a decree, judgment, or order by a court having jurisdiction in the premises shall have been entered adjudging the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the applicable Issuer or the Guarantor (in the case of Guaranteed

           Debt Securities) under any bankruptcy, insolvency or other similar applicable law and such decree, judgment or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of such Issuer or Guarantor, as the case may be, of a substantial part of its property, or for the winding up or liquidation of its affairs, shall have remained in force for a period of 60 consecutive days; or any substantial part of the property of such Issuer or Guarantor shall be sequestered or attached and shall not be returned to the possession of such Issuer or Guarantor or released from such attachment whether by filing of a bond, or stay or otherwise within 60 consecutive days thereafter;

     (6) the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy, insolvency or other similar applicable law or such Issuer or Guarantor shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall be unable, or admit in writing its inability, to pay its debts generally as they become due, or corporate action shall be taken by such Issuer or Guarantor in furtherance of any of the aforesaid actions;

     (7) the occurrence of an event of default as defined in any evidence of indebtedness for borrowed money of the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities), exceeding on its face $100,000,000 in principal amount, whether such indebtedness now exists or shall hereafter be created, which results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable and such acceleration shall not be rescinded or annulled within 10 days after written notice (i) specifying such default, (ii) requiring such defaulting entity to cause such acceleration to be rescinded or annulled, and (iii) stating that such notice is a "Notice of Default" thereunder, shall have been given to such defaulting entity by the Trustee or to such defaulting entity and the Trustee by the trustee under any such Lien, indenture or instrument, by the holder or holders of any such indebtedness or by the agent of any such holder or holders; or

     (8) any other Event of Default provided with respect to the Debt Securities of that series;

     then, and in each and every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series at such time may declare the principal of (and premium, if any) together with accrued interest on, all such Debt Securities of such series to be due and payable immediately, by a notice in writing to the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities), and to the Trustee if given by the Holders, and upon any such declaration such principal amount, together with accrued interest thereon shall become immediately due and payable.

SECTION 502.      WAIVER OF DECLARATION.

At any time after such a declaration of acceleration with respect to the Debt Securities of a series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided, the Holders of a majority in principal amount of Outstanding Debt Securities of such series, by written notice to the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities) and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) has paid or deposited with the Trustee a sum sufficient to pay:

           (i)   all overdue interest on all the Debt Securities of such series;

           (ii) the principal of any of the Debt Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor in such Debt Securities; and

           (iii) to the extent that payment of such interest is lawful and applicable, interest upon overdue installments of interest at the rate or rates prescribed therefor in such Debt Securities; and

     (2) all Events of Default with respect to the Debt Securities of such series, other than the non-payment of the principal of, and interest on, such Debt Securities which have become due solely by such declaration of acceleration, have been cured or waived in accordance with the provisions of the Indenture.

SECTION 503.      WAIVER.

(a) The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default:

     (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series; or

     (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

(b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 504.      OTHER REMEDIES.

(a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of (and premium, if any) or interest on Debt Securities or to enforce the performance of any provision of Debt Securities or this Indenture.

(b) The Trustee may maintain a proceeding even if it does not possess any Debt Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies, except as provided in Section 306, are cumulative to the extent permitted by law.

SECTION 505.      APPLICATION OF MONEY COLLECTED.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the dates fixed by the Trustee and, in case of the distribution of such money on account of principal of (and premium, if any) or interest, upon presentation of Debt Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee under Section 606;

SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on Debt Securities, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively. The Holders of any Debt Securities denominated in a composite currency or a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by the Trustee converting the principal amount Outstanding of such Debt Securities and matured but unpaid interest on such Debt Securities in the currency in which such Debt Securities are denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities (or, if there is no such rate on such date for the reasons specified in Section 311(d), such rate on the date specified in such Section); and

THIRD: To the applicable Issuer or, to the extent the Trustee collects any amount pursuant to Section 203 hereof from the Guarantor, to the Guarantor.

SECTION 506.      CONTROL BY HOLDERS.

(a) The Holders of at least a majority in principal amount of the Outstanding Debt Securities of any series, may:

     (1) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Debt Securities of such series; and

     (2) take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of Debt Securities under any provisions of this Indenture or under applicable law.

(b) The Trustee may refuse, however, to follow any direction that conflicts with law or this Indenture or is unduly prejudicial to the rights of other Holders.

SECTION 507.      LIMITATION ON SUITS.

(a) A Holder of Debt Securities may pursue a remedy with respect to this Indenture directly himself only if: (1) the Holder gives to the Trustee notice of a continuing Event of Default; (2) the Holders of at least 25% in principal amount of all of the then Outstanding Debt Securities issued under the Indenture (treated as a class) make a request in writing to the Trustee to pursue the remedy; (3) such Holder or Holders indemnify the Trustee in form satisfactory to it against any loss, liability, claim, damage or expense; (4) the Trustee does not comply with the request within 60 days after receipt of such request and indemnity; and (5) during such 60-day period the Holders of a majority in principal amount of all of the Outstanding Debt Securities (treated as a class) do not give the Trustee a direction inconsistent with the request.

(b) Holders may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 508.      RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of (and, premium, if any) and interest on Debt Securities held by him, on or after the respective due dates expressed in the Debt Securities (or, in the case of redemption, on the Redemption Date), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 509.      COLLECTION SUIT BY TRUSTEE.

If an Event of Default specified in Section 501(1), (2) or (3) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) for the whole amount of principal (and premium, if any) and interest remaining unpaid.

SECTION 510.      TRUSTEE MAY FILE PROOFS OF CLAIM.

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities), its creditors or its property.

SECTION 511.      UNDERTAKING FOR COSTS.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 507, or a suit by any Holder or group of Holders of more than 10% in principal amount of the Outstanding Debt Securities.

SECTION 512.      DELAY OR OMISSION NOT WAIVER.

No delay or omission of the Trustee or of any Holder of any Debt Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 513.      WAIVER OF STAY OR EXTENSION LAWS.

The Issuers and the Guarantor each, severally and not jointly, covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuers and the Guarantor each, severally and not jointly (to the extent that it may lawfully do so), hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.      DUTIES OF TRUSTEE.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(b) Except during the continuance of an Event of Default:

     (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others shall be inferred or implied; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions required to be delivered to it pursuant to the terms of this Indenture to determine whether or not they so conform.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) this paragraph does not limit the effect of paragraph (b) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 506; and

     (4) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to the above paragraphs of this Section. The Trustee may refuse to perform any duty or exercise any right or power under this Indenture (including with respect to Section 506) unless it receives indemnity reasonably satisfactory to it for actions taken under this Indenture. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the applicable Issuer or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 602.      RIGHTS OF TRUSTEE.

The Trustee may rely on any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation. Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance thereon. The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care. The Trustee shall not be liable for any action it takes or omits to take in good faith, except as otherwise provided in this Indenture, which it reasonably believes to be authorized or within its rights or powers. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.



SECTION 603.      INDIVIDUAL RIGHTS OF TRUSTEE.

The Trustee in its individual or any other capacity may become the owner or pledgee of Debt Securities and may otherwise deal with the Issuers or the Guarantor with the same rights it would have if it were not Trustee. Any agent of the Trustee may do the same with like rights. However, the Trustee is at all times subject to Sections 609 and 610.

SECTION 604.      TRUSTEE'S DISCLAIMER.

The Trustee makes no representation as to the validity or adequacy of Debt Securities, it shall not be accountable for the applicable Issuer's use of the proceeds from Debt Securities, and it shall not be responsible for any statement in Debt Securities other than its certificate of authentication.

SECTION 605.      NOTICE OF DEFAULTS.

(a) If an Event of Default with respect to a series of Debt Securities occurs and is continuing, the Trustee shall mail to Holders of Debt Securities of such series a notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default resulting from nonpayment on any Debt Securities, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of Debt Securities.

(b) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 606.      COMPENSATION AND INDEMNITY.

(a) The Issuers shall pay to the Trustee from time to time compensation for its services as agreed separately by the Issuers and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

(b) The Issuers, severally and jointly, shall fully indemnify the Trustee and any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, damage, claims, liability or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is caused by its own negligence or bad faith or, with respect to indemnification of an agent hereunder, the negligence or bad faith of such agent. The Trustee shall notify the applicable Issuer promptly of any claim for which it may seek indemnity.

The applicable Issuer shall defend the claim and the Trustee shall cooperate in the defense. The applicable Issuer need not pay for any settlement made without its consent.

(c) Except as otherwise expressly provided herein, the Issuers agree to reimburse the Trustee upon its request for all reasonable and documented expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable and documented compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith or, with respect to documented compensation, expenses and disbursements of an agent or attorney, the negligence or bad faith of such agent or attorney; and

(d) To secure the Issuers' respective payment obligations in this Section, the Trustee shall have a lien prior to Debt Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on Debt Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the reasonable and documented expenses (including the reasonable and documented charges and expenses of its counsel) and compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 607.      REPLACEMENT OF TRUSTEE.

(a) A resignation or removal of the Trustee and appointment of a successor Trustee for the Debt Securities of any series shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

(b) The Trustee may resign at any time with respect to Debt Securities of one or more series by giving written notice thereof to the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities). If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may at the expense of the Issuers petition any court of competent jurisdiction for the appointment of a successor Trustee to the Trustee and to such Issuer and Guarantor. The Holders of at least a majority in principal amount of then Outstanding Debt Securities of such series may remove the Trustee by so notifying the Trustee, such Issuer and Guarantor if: (1) the Trustee fails to comply with Section 609; (2) the Trustee is adjudged a bankrupt or an insolvent; (3) a receiver or public officer takes charge of the Trustee or its property; or (4) the Trustee becomes incapable of acting; in addition, in any such case, (i) such Issuer by a Board Resolution thereof may remove the Trustee with respect to all Debt Securities, or (ii) any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

(c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason with respect to the Debt Securities of one or more series, the applicable Issuer shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of this Section 607. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of Outstanding Debt Securities of any series may appoint a successor Trustee to replace the successor Trustee appointed by such Issuer with respect to the Debt Securities of such series. If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, such Issuer or the Holders of at least 10% in principal amount of the Debt Securities of any series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

(d) If the Trustee fails to comply with Section 609, any Holder of Debt Securities may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) The applicable Issuer shall give notice of each resignation and each removal of the Trustee with respect to Debt Securities of any series and each appointment of a successor Trustee with respect to Debt Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to Debt Securities of such series and the address of its Corporate Trust Office.

(f) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuers and to the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of either Issuer or the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(g) In case of the appointment hereunder of a successor Trustee with respect to Debt Securities of one or more (but not all) series, the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities), the retiring Trustee upon payment of its charges and each successor Trustee with respect to Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which: (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to Debt Securities of that or those series to which the appointment of such successor Trustee relates; (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities) or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

(h) Upon request of any such successor Trustee, the Issuers and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (f) or (g) of this Section, as the case may be.

(i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 608.      SUCCESSOR TRUSTEE BY MERGER, ETC.

If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee, provided that prior written notice thereof is given to the Issuers and the Guarantor and such successor corporation is acceptable to the Issuers and the Guarantor.

SECTION 609.      ELIGIBILITY; DISQUALIFICATION.

This Indenture shall always have a Trustee who satisfies the requirements of
Section 310(a)(1) of the Trust Indenture Act. The Trustee shall always have a combined capital and surplus of at least $5 million, calculated as permitted by
Section 310(a)(2) of the Trust Indenture Act. The Trustee is subject to Section 310(b) of the Trust Indenture Act, including the optional provision permitted by the second sentence of Section 310(b)(9) of the Trust Indenture Act.

SECTION 610.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUERS.

The Trustee is subject to Section 311(a) of the Trust Indenture Act, except with respect to any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed is subject to Section 311(a) of the Trust Indenture Act to the extent indicated.

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

                                 ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, ISSUERS AND GUARANTOR

SECTION 701.      PRESERVATION OF INFORMATION: COMMUNICATIONS TO HOLDERS.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Debt Securities received by the Trustee in its capacity as Security Registrar, if so acting.

(b) If three or more Holders of a series of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months immediately preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

     (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 701(a); or

     (2) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 701(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 701(a), a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities) and the Trustee that none of such Issuer, Guarantor and the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 701(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 701(b).

SECTION 702.      REPORTS BY TRUSTEE.

(a) Within 60 days after May 15 of each year following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Sections 313(b)(2) and 313(c) of the Trust Indenture Act.

(b) A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which Debt Securities of any series are listed.

SECTION 703.      REPORTS BY ISSUERS AND THE GUARANTOR.

(a) The applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) will:

     (1) file with the Trustee, within 15 days after the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which such Issuer or Guarantor may be required to file with the Commission pursuant to
           Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if such Issuer or Guarantor is not required to file information, documents or reports pursuant to either of these Sections, then in the case of Debt Securities which are not Guaranteed Debt Securities, the Issuer, and in the case of Guaranteed Debt Securities, the Guarantor will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance thereby with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (3) notify the Trustee when Debt Securities of any series are listed on any stock exchange.

(b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

(c) The Issuers and the Guarantor shall also comply with the provisions of
Section 314(a) of the Trust Indenture Act.

                                 ARTICLE EIGHT

               AMALGAMATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. AMALGAMATIONS AND MERGERS OF ISSUERS OR GUARANTOR AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS.

So long as any Debt Security of a particular series remains Outstanding, neither the applicable Issuer nor the Guarantor (if Guaranteed Debt Securities remain Outstanding) will amalgamate or merge with any other corporation or enter into any reorganization or arrangement or effect any conveyance, transfer or lease of all or substantially all of the assets of it and its Subsidiaries, taken as a whole, unless in any such case:

     (1) either (a) such Issuer or Guarantor shall be the surviving corporation or one of the continuing corporations, or (b) the successor corporation (or the Person that leases or that acquires by conveyance or transfer all or substantially all of the assets of such Issuer or Guarantor and its Subsidiaries, taken as a whole) shall expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all Outstanding Debt Securities issued hereunder, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Issuer or Guarantor by supplemental indenture pursuant to Article Nine satisfactory to the Trustee, executed and delivered to the Trustee by such corporation; and

     (2) such Issuer or the Guarantor, as the case may be, or the successor corporation shall not, immediately thereafter be in default under this Indenture or the Debt Securities.

SECTION 802.      RIGHTS AND DUTIES OF SUCCESSOR CORPORATION.

(a) In case of any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease and upon any such assumption by the successor corporation, such successor corporation shall agree to be bound by the terms of this Indenture as principal obligor or guarantor in place of either Issuer or the Guarantor (in the case of Guaranteed Debt Securities) with the same effect as if it had been named herein as such Issuer or Guarantor. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of such Issuer or

Guarantor, as the case may be, any or all of Debt Securities of any series issuable and, in the case of Guaranteed Debt Securities, the Guarantee endorsed thereon, hereunder which theretofore shall not have been signed by such Issuer or Guarantor, and delivered to the Trustee. All Debt Securities so issued and Guarantees endorsed thereon shall in all respects have the same legal rank and benefit under this Indenture as Debt Securities and Guarantees theretofore or thereafter issued or endorsed in accordance with the terms of this Indenture as though all of such Debt Securities and Guarantees had been issued or endorsed at the date of the execution hereof.

(b) In the case of any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in Debt Securities and, in the case of Guaranteed Debt Securities, the Guarantee endorsed thereon, thereafter to be issued as may be appropriate.

SECTION 803.      OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such amalgamation, merger, reorganization, arrangement, conveyance, transfer or lease, and any such assumption, comply with the provisions of this Article Eight.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

Without the consent of any Holders, the Issuers and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another corporation to an Issuer or the Guarantor, and the assumption by such successor of the covenants of such Issuer or the Guarantor herein and in the Debt Securities;

(2) to add to the covenants of an Issuer or the Guarantor, as the case may be, for the benefit of the Holders of all or any series of Debt Securities (and, if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon such Issuer or the Guarantor;

(3) to add any additional Events of Default (and, if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular grace period after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the series of Debt Securities to which such additional Events of Default apply to waive such default;

(4) to change or eliminate any restrictions on the payment of principal (or premium, if any) of Debt Securities, provided that any such action shall not adversely affect the interests of the Holders of Debt Securities of any series in any material respect;

(5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Debt Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision;

(6) to establish the form or terms of Debt Securities of any series as permitted by Sections 201 and 301;

(7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

(8) to add guarantees to the Debt Securities or to secure the Debt Securities;

(9) to add a guarantee by any Person of an Issuer's obligations under this Indenture and the Guaranteed Debt Securities to the same extent that the Guarantor has guaranteed such Issuer's obligations under this Indenture and the Guaranteed Debt Securities;

(10) to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Debt Securities pursuant to Sections 401, 1301 or 1302; provided that any such action shall not adversely affect the interests of the Holders of Debt Securities of such series or any other series of Debt Securities in any material respect; or

(11) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provisions of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Debt Securities of any series in any material respect.

SECTION 902.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

(a) With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities affected by such supplemental indenture, by Act of said Holders delivered to the Issuers, the Guarantor and the Trustee, the Issuers and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security affected thereby:

     (1) change the Stated Maturity Date of the principal of, or any installment of interest on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 501, or change any Place of Payment, or change the currency in which any Debt Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity Date thereof (or, in the case of redemption, on or after the Redemption Date);

     (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting;

     (3) modify any of the provisions of this Section, Section 503 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Section 901(7); or

     (4) change in any manner adverse to the interests of the Holders of any Outstanding Debt Securities the terms and conditions of the obligations of the Guarantor (in the case of Guaranteed Debt Securities) in respect of the due and punctual payment of the principal (or, if the context so requires, lesser amount in the case of Original Issue Discount Securities) thereof (and premium, if any, thereon) and interest thereon or any additional amounts or any sinking fund or analogous payments provided in respect thereof.

(b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

(c) A supplemental indenture that changes or eliminates any covenant or other provisions of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debt Securities, or that modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

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SECTION 903.      EXECUTION OF SUPPLEMENTAL INDENTURES.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 601, shall be fully protected in relying upon, Opinions of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, is not inconsistent herewith, is a valid and binding obligation of the Issuers and the Guarantor (in the case of Guaranteed Debt Securities), enforceable in accordance with its terms, subject to enforceability being limited by bankruptcy, insolvency or other laws affecting the enforcement of creditor's rights generally and equitable remedies including the remedies of specific performance and injunction being granted only in the discretion of a court of competent jurisdiction and, in connection with a supplemental indenture executed pursuant to Section 901, that the Trustee is authorized to execute and deliver such supplemental indenture without the consent of the Holders and, in connection with a supplemental indenture executed pursuant to Section 902, that the requisite consents of the Holders have been validly obtained in accordance with Section 902 hereof. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      EFFECT OF SUPPLEMENTAL INDENTURES.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered under this Indenture shall be bound by the supplemental indenture.

SECTION 905.      CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.      REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES.

Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) shall so determine, new Debt Securities of any series and any Guarantees endorsed thereon so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by such Issuer and Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series.

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

                                  ARTICLE TEN

                                    COVENANTS

SECTION 1001.     PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

The applicable Issuer covenants and agrees for the benefit of each particular series of Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with their terms and this Indenture. Principal (and premium, if any) or interest payable with respect to any Debt Securities shall be considered paid on the date due if the Paying Agent, or such Issuer if it acts as its own Paying Agent, holds on that date money sufficient to pay all principal (and premium, if any) and interest then due.

SECTION 1002.     MAINTENANCE OF OFFICE OR AGENCY.

(a) The applicable Issuer will maintain in each Place of Payment for any series of Debt Securities issued thereby an office or agency where Debt Securities of such series may be presented or surrendered for payment, where Debt Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon such Issuer in respect of the Debt Securities of such series and this Indenture may be served; and the Guarantor will maintain in The City of New York an office or agency where notices and demands to or upon the Guarantor in respect of Guaranteed Debt Securities of any series and this Indenture may be served. The applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) will give prompt written notice to the Trustee of the location, and any change in the location of, any such office or agency. If at any time either Issuer or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Issuers and the Guarantor each hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

(b) An Issuer may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve such Issuer of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities, for such purposes. Such Issuer will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

SECTION 1003.     MONEY FOR DEBT SECURITIES PAYMENTS TO BE HELD IN TRUST.

(a) If an Issuer or the Guarantor (in the case of Guaranteed Debt Securities) shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums



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

shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

(b) Whenever an Issuer shall have one or more Paying Agents with respect to any series of Debt Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Debt Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) such Issuer will promptly notify the Trustee of its action or failure so to act.

(c) The applicable Issuer will cause each Paying Agent with respect to any series of Debt Securities, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by such Issuer or Guarantor (or any other obligor upon the Debt Securities of such series or Guarantees endorsed thereon (in the case of Guaranteed Debt Securities)) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series or Guarantees endorsed thereon (in the case of Guaranteed Debt Securities); and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

(d) The applicable Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order of such Issuer direct any Paying Agent to pay, to the Trustee all sums held in trust by such Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(e) Any money deposited with the Trustee or any Paying Agent, or then held by the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities), in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to such Issuer or Guarantor on Issuer Request of such Issuer or Guarantor Request, as the case may be, or (if then held by such Issuer or Guarantor) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to such Issuer or Guarantor, as the case may be, for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust



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money, and all liability of such Issuer or Guarantor, as the case may be, as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of such Issuer or Guarantor, as the case may be, cause to be published once, in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to such Issuer or Guarantor, as the case may be.

SECTION 1004.     NEGATIVE PLEDGE.

(a) Subject to the following exceptions, Nortel Networks will not, and will not permit the Restricted Subsidiaries, as long as any Debt Securities remain outstanding, to issue, assume or guarantee any Funded Debt secured by, and will not secure any Funded Debt by, a Lien upon any property of Nortel Networks or a Restricted Subsidiary (whether now owned or hereafter acquired) without in any such case effectively providing concurrently therewith that the Debt Securities then Outstanding shall be secured equally and ratably with such Funded Debt; provided, however, that the foregoing restrictions shall not apply to Funded Debt secured by:

     (1)   Purchase Money Liens;

     (2) Liens on property of a Person existing at the time such Person is liquidated or merged into, or amalgamated or consolidated with, Nortel Networks or a Restricted Subsidiary or at the time of a sale, lease or other disposition to Nortel Networks or a Restricted Subsidiary of the properties of a Person as, or substantially as, an entirety;

     (3) Liens to secure indebtedness of any Restricted Subsidiary to Nortel Networks or to another Restricted Subsidiary or to secure indebtedness of Nortel Networks to any Restricted Subsidiary;

     (4) Liens in favour of the United States of America or any State thereof, Canada or any Province or territory thereof, or any department, agency or instrumentality or political subdivision thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, shares of capital stock or indebtedness subject to such Liens, or the cost of constructing or improving the property subject to such Liens (including, without limitation, Liens incurred in connection with pollution control, industrial revenue or similar financings);

     (5) any Lien created by or resulting from litigation or other proceeding against, or upon property of, Nortel Networks or any Restricted Subsidiary, or any Lien for workmen's compensation awards or similar awards, so long as the finality of such judgment or award is being contested and execution thereon is stayed or such

          Lien relates to a final unappealable judgment which is satisfied within 30 days of such judgment or any Lien incurred by Nortel Networks or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding; and

     (6) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien existing at the date of this Indenture or any Lien referred to in the foregoing clauses (1) through (5), inclusive, provided, however, that the principal amount of the Funded Debt secured thereby shall not exceed the principal amount of the Funded Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property (plus improvements and construction on such property) or indebtedness that was subject to the Lien so extended, renewed or replaced.

(b) Notwithstanding the foregoing, Nortel Networks or any Restricted Subsidiary may issue, assume or guarantee Funded Debt secured by a Lien upon any property of Nortel Networks or such Restricted Subsidiary that would otherwise be subject to the foregoing restrictions, and may carry out any other transactions which would otherwise be subject to the foregoing restrictions, provided the aggregate amount at any time outstanding of all such Funded Debt would not, after giving effect thereto, exceed 15% of the Corporation's Consolidated Net Tangible Assets.

SECTION 1005.     COMPLIANCE CERTIFICATE.

Each of the Issuers and the Guarantor shall deliver an Officers' Certificate to the Trustee within 120 days after the end of each fiscal year thereof stating whether the signers know of any Event of Default that occurred during the fiscal year. If an Event of Default shall have occurred, the applicable certificate shall describe the nature of the Event of Default and its current status. The certificate shall be in a form in compliance with the Trust Indenture Act.

SECTION 1006.     WAIVER OF CERTAIN COVENANTS.

The applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 and 1005, with respect to the Debt Securities of any series if, before the time for such compliance, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of such Issuer and Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

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                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

SECTION 1101.     APPLICABILITY OF ARTICLE.

Debt Securities of any series that are redeemable before their Stated Maturity Date shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of any series) in accordance with this Article.

SECTION 1102.     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

If the applicable Issuer elects to redeem less than all of the Debt Securities of any series, such Issuer shall, at least 45 days prior to the Redemption Date fixed by such Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of any series to be redeemed.

SECTION 1103.     SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED.

(a) Except as otherwise specified pursuant to Section 301 for Debt Securities of any series, if less than all the Debt Securities of any series are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof that is also an authorized denomination, but in no event shall such portion be less than $1,000) of the principal amount of Debt Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

(b) The Trustee shall promptly notify the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

(c) For all purposes of this Indenture, unless the context otherwise requires, all provisions related to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security that has been or is to be redeemed.

SECTION 1104.     NOTICE OF REDEMPTION.

(a) Notice of redemption shall be given in the manner provided in Section 106 not less than 30 or more than 45 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

(b) All notices of redemption shall state: (1) the Redemption Date; (2) the Redemption Price; (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the



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identification (and, in the case of partial redemption, the principal amounts)
of the particular Debt Securities to be redeemed; (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date; (5) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price; and (6) that the redemption is for a sinking fund, if such is the case.

(c) Notice of redemption of Debt Securities to be redeemed at the election of the applicable Issuer shall be given by such Issuer or, at such Issuer's request, by the Trustee in the name and at the expense of such Issuer.

SECTION 1105.     DEPOSIT OF REDEMPTION PRICE.

On or prior to any Redemption Date, the applicable Issuer shall deposit with the Trustee or with a Paying Agent (or, if such Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof that are to be redeemed on that date; provided, however, that any funds deposited on the Redemption Date shall be deposited by the Issuer no later than 12:00 p.m., New York City time on such Redemption Date.

SECTION 1106.     DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

(a) Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price specified in such notice. From and after such date (unless the applicable Issuer shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with the notice, such Debt Security shall be paid by such Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided however, that installments of interest on Debt Securities whose Stated Maturity Date is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

(b) If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

SECTION 1107.     DEBT SECURITY REDEEMED IN PART.

Any Debt Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the applicable Issuer, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to such Issuer, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and such Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, each (in the case of Guaranteed Debt Securities) having endorsed thereon the Guarantee executed by the Guarantor, of any authorized denomination as requested




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

by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered; except that if a Global Security is so surrendered, such Issuer shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security, each (in the case of Guaranteed Debt Securities) having endorsed thereon the Guarantee executed by the Guarantor, in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.     APPLICABILITY OF ARTICLE.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 301 for Debt Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of such Debt Securities.

SECTION 1202.     SATISFACTION OF SINKING FUND PAYMENTS WITH DEBT SECURITIES.

The applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption) and may apply as a credit Debt Securities of a series that have been redeemed either at the election of such Issuer pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case, in satisfaction of all or any part of any sinking fund payment with respect to such Debt Securities of such series required to be made pursuant to, and as provided for by, their terms; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.     REDEMPTION OF DEBT SECURITIES FOR SINKING FUND.

Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the applicable Issuer will deliver to the Trustee an Officers' Certificate of such entity specifying the amount of the next sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash, the portion thereof, if any, that is to be satisfied by delivering and crediting Debt Securities of that series pursuant to Section 1202 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also



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

deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 45 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of such Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                                   DEFEASANCE

SECTION 1301.     DISCHARGE BY DEPOSIT OF MONEY OR DEBT SECURITIES.

(a) This Section 1301 shall be applicable to Debt Securities of a series if so provided pursuant to Section 301. All obligations, covenants and agreements of the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) under this Indenture with respect to Debt Securities of a particular series or for the benefit of the Holders thereof (except as to any surviving rights of registration of transfer or exchange of Debt Securities or herein expressly provided for) shall cease, terminate and be discharged if:

     (1) the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) has, at least 91 days prior thereto, irrevocably deposited with the Trustee, as specific security pledged for, and dedicated solely to, the due payment and ultimate satisfaction of its obligations under the Indenture with respect to the Debt Securities of the series affected,

           (i) funds in the currency, currencies or currency units in which the Debt Securities are payable, and/or

           (ii) an amount of direct obligations of, or obligations the payment of principal of and interest, if any, on are fully guaranteed by, the government that issued the currency or currencies in which Debt Securities of such series are payable, and that are not subject to prepayment, redemption or call, as will together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, be sufficient (in the case of such obligations, through the payment of interest and principal thereunder) to pay (A) the principal of (and premium, if any) and interest on the Outstanding Debt Securities of the particular series on the Stated Maturity Date of such principal or interest or of any installment thereof, and (B) any mandatory prepayments or analogous payments applicable to such Debt Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Debt Securities;

     (2) the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) shall have received an Opinion of Counsel to the effect that Holders of such Debt Securities will not recognize income, gain or loss for United States



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           federal income tax purposes as a result of such deposit and defeasance in respect of such Issuer's and Guarantor's obligations and will be subject to United States federal income tax as if such deposit and defeasance had not occurred;

     (3) the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) shall have received an Opinion of Counsel to the effect that the Holders of the Debt Securities affected will not recognize income (whether taxable to them by deduction or withholding by the applicable Issuer or the Guarantor or otherwise), gain or loss for Canadian federal income tax purposes as a result of such deposit and defeasance in respect of such Issuer's and Guarantor's obligations and will be subject to Canadian federal income tax as if such deposit and defeasance had not occurred;

     (4) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Obligations) is a party or by which it is bound;

     (5) no Event of Default with respect to the Debt Securities of such series or event that, with notice or lapse of time, would become an Event of Default shall have occurred and be continuing on the date of such deposit;

     (6) if such Debt Securities are listed on the New York Stock Exchange, the applicable Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance will not cause such Debt Securities to be delisted; and

     (7) the applicable Issuer or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating compliance with all conditions precedent to the defeasance contemplated by Section 1301 or Section 1302.

(b) Notwithstanding any defeasance under this Indenture with respect to such series of Debt Securities, the obligation of the applicable Issuer to indemnify and compensate the Trustee under this Indenture and the obligations of the Trustee under Sections 1003 and 1303 shall survive with respect to such series of Debt Securities.

SECTION 1302.     DEFEASANCE OF CERTAIN OBLIGATIONS.

Nortel Networks and any Restricted Subsidiary may omit to comply with the terms, provisions and conditions set forth in Section 1004 and any such omission shall not be an Event of Default, with respect to any series of Debt Securities, provided the following conditions have been satisfied:

     (1) the conditions set forth in clauses (1) to (7), inclusive of Section 1301(a); and

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

     (2) such deposit shall not cause the Trustee with respect to such series of Debt Securities to have a conflicting interest, within the meaning of this Indenture, and for purposes of the Trust Indenture Act with respect to such Debt Securities.

SECTION 1303.     APPLICATION OF TRUST MONEY.

All money deposited with the Trustee pursuant to Sections 1301 and 1302 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture and any applicable direction of the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) to the payment, either directly or through any Paying Agent (including such Issuer or Guarantor acting as its own Paying Agent), as the Trustee may determine, to the persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

SECTION 1304.     REPAYMENT TO THE CORPORATION.

(a) The Trustee and any Paying Agent shall promptly pay to the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) upon Issuer Request of such Issuer or Guarantor Request, as the case may be, any money or governmental obligations not required for the payment of the principal of (and premium, if any) and interest on Debt Securities of any series for which currency or government obligations have been deposited pursuant to Section 1301 or Section 1302 held by them at any time.

(b) The Trustee and any Paying Agent shall pay to the applicable Issuer or the Guarantor (in the case of Guaranteed Debt Securities) upon Issuer Request of such Issuer or Guarantor Request, as the case may be, any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Debt Securities for which a deposit has been made pursuant to Section 1301 or Section 1302. After such payment to such Issuer or Guarantor, as the case may be, the Holders of Debt Securities of such series shall thereafter, as unsecured general creditors, look only to such Issuer or Guarantor, as the case may be, for payment thereof.

                                ARTICLE FOURTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

SECTION 1401.     PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

A meeting of Holders of Debt Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any Act provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series.

SECTION 1402.     CALL, NOTICE AND PLACE OF MEETINGS.

(a) The Trustee may at any time call a meeting of Holders of Debt Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York. Notice of every meeting of Holders of Debt Securities of any series, setting forth the time and place of such meeting and in general terms the action




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proposed to be taken at such meeting, shall be given, in the manner provided in
Section 106, not less than 21 or more than 50 days prior to the date fixed for the meeting.

(b) If at any time an Issuer or the Guarantor (in the case of Guaranteed Debt Securities), pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Debt Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then such Issuer or Guarantor or the Holders of Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph
(a) of this Section.

SECTION 1403.     PERSONS ENTITLED TO VOTE AT MEETINGS.

To be entitled to vote at any meeting of Holders of Debt Securities of any series, a Person shall be: (1) a Holder of one or more Outstanding Debt Securities of such series; or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) and its or their counsel.

SECTION 1404.     QUORUM; ACTION.

(a) The Persons entitled to vote a majority in principal amount of Outstanding Debt Securities of a series shall constitute a quorum for a meeting of Holders of Debt Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in paragraph 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

(b) Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of Outstanding Debt Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any Act that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in



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

principal amount of Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of Outstanding Debt Securities of that series.

(c) Any resolution passed or decision taken at any meeting of Holders of Debt Securities of any series duly held in accordance with this Section will be binding on all Holders of Debt Securities of such series, whether or not present or represented at the meeting.

SECTION 1405.     DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
MEETINGS.

(a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section
104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

(b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the applicable Issuer, the Guarantor (in the case of Guaranteed Debt Securities) or by Holders of Debt Securities as provided in Section 1402(b), in which case such Issuer, Guarantor or the Holders of Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of Outstanding Debt Securities of such series represented at the meeting.

(c) At any meeting each Holder of a Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in any composite currency or a Foreign Currency at the date of issue) of Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Debt Security of such series or proxy.

(d) Any meeting of Holders of Debt Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of Outstanding Debt Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

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

SECTION 1406.     COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

(a) The vote upon any resolution submitted to any meeting of Holders of Debt Securities of any series shall be by written ballots on which shall be inscribed the signatures of the Holders of Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of Outstanding Debt Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the applicable Issuer and the Guarantor (in the case of Guaranteed Debt Securities) and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                             *        *        *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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



         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


                                       CITIBANK, N.A., as Trustee


                                       Per: /s/ John J. Byrnes
                                            __________________________________
                                            Title: Vice President


                                       NORTEL NETWORKS LIMITED, as Issuer


                                       Per: /s/ Frank A. Dunn
                                            __________________________________
                                            Title:  Chief Financial Officer


                                       Per: /s/ Deborah J. Noble
                                            __________________________________
                                            Title:  Corporate Secretary


                                       NORTEL NETWORKS CAPITAL
                                         CORPORATION, as Issuer


                                       Per: /s/ William R. Kerr
                                            __________________________________
                                            Title:  President


                                       Per: /s/ Mary M. Cross
                                            __________________________________
                                            Title:  Secretary


                                       NORTEL NETWORKS LIMITED,
                                       as Guarantor


                                       Per: /s/ Frank A. Dunn
                                            __________________________________
                                            Title:  Chief Financial Officer


                                       Per: /s/ Deborah J. Noble
                                            __________________________________
                                            Title:  Corporate Secretary


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


                                    EXHIBIT A


                     FORM OF ELECTION TO RECEIVE PAYMENTS IN
                     [DOLLARS OR OTHER APPLICABLE CURRENCY]
                           OR TO RESCIND SUCH ELECTION


         The undersigned, registered owner of certificate number R-           ,
representing [name of series of Debt Securities] (the "Debt Securities") in an
aggregate principal amount of                , hereby

[ ] elects to receive all payments in respect of the Debt Securities in [Dollars or other applicable currency], it being understood that such election shall take effect as provided in the Debt Securities and, subject to the terms and conditions set forth in the indenture under which the Debt Securities were issued, shall remain in effect until it is rescinded by the undersigned or until such certificate is transferred.


[ ] rescinds the election previously submitted by the undersigned to receive all payments in respect of the Debt Securities in [Dollars or other applicable currency], it being understood that such rescission shall take effect as provided in Debt Securities.


                                    -----------------------------------------
                                                (Name of Owner)


                                    ----------------------------------------
                                              (Signature of Owner)


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